UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2021

OptimizeRx Corporation

(Exact name of registrant as specified in charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Board of Directors of OptimizeRx Corporation (the “Company”) has determined to hold the Company’s annual meeting of stockholders (the “Annual Meeting”) on Thursday, August 19, 2021, at a time and place to be specified in the Company’s proxy materials for the Annual Meeting.

Because the scheduled date of the Annual Meeting is more than 30 days prior to the anniversary date of the Company’s 2020 annual meeting of stockholders, prior deadlines regarding the submission of stockholder proposals in connection with the Annual Meeting are no longer applicable. Pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is providing notice of certain revised deadlines for the submission of stockholder proposals in connection with the Annual Meeting. In order for a stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) to be considered timely for inclusion in the Company’s proxy statement and form of proxy for the Annual Meeting, such proposal must be received by the Company by June 17, 2021. The Company has determined this to be a reasonable time prior to the printing and mailing of our definitive proxy statement for the Annual Meeting. In addition, in order for a stockholder proposal made other than pursuant to Rule 14a-8 to be considered timely, such proposal must also be received by the Company by June 17, 2021. Stockholders should submit proposals to the Company’s principal executive offices, 400 Water Street, Suite 200, Rochester, MI 48307, Attention: Corporate Secretary. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMIZERX CORPORATION

Date: May 27, 2021	By:	/s/ Doug Baker
		Name:	Doug Baker
		Title:	Chief Financial Officer

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